Exhibit 10.1

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of April 16, 2018, by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent (“Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, LSB INDUSTRIES, INC., a Delaware corporation (“Parent”), certain Subsidiaries of Parent designated on the signature pages hereto as borrowers (together with Parent, such Subsidiaries are collectively referred as the “Borrowers”) and certain Subsidiaries of Parent designated on the signature pages hereto as guarantors (such Subsidiaries are collectively referred to as the “Guarantors” and together with the Borrowers, such Guarantors are collectively referred to as the “Loan Parties”).

WHEREAS, the Borrowers, Agent, and the Lenders are parties to that certain Third Amended and Restated Loan and Security Agreement dated as of January 17, 2017 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders agree to amend the Credit Agreement in certain respects as set forth herein, and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.    Amendments to Credit Agreement. In reliance upon the representations and warranties of the Borrowers set forth in Section 6 below, and subject to the satisfaction of the conditions set forth in Section 5 below, the Credit Agreement is hereby amended, which amendments shall first take effect as of the date the conditions set forth in Section 5 below are satisfied, as follows:

(a)    The definitions of each of the terms “Designated Account Bank,” “Intercreditor Agreement,” and “LSB Notes” set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Designated Account Bank” means BancFirst of Oklahoma, whose office is located at 4500 West Memorial, Oklahoma City, Oklahoma 73126, and whose ABA number is 103003632 or such other depository bank (located within the United States) that has been designated as such, in writing, by Administrative Borrower to Agent.

“Intercreditor Agreement” means that certain Intercreditor Agreement, to be dated as of the date of issuance of the LSB Notes, by and between Agent and Wilmington Trust, National Association, in its capacity as collateral agent under the Notes Documents (as defined therein).

“LSB Notes” means the general senior secured notes of Parent maturing not earlier than 2023 in the aggregate principal amount not to exceed $500,000,000.

(b)    Section 3.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

3.4.    Term. This Agreement shall become effective upon the Restatement Effective Date and shall continue in full force and effect for a term ending on January 17, 2022 (the “Maturity Date”). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

3.    Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.    Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

5.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon Agent’s receipt of a copy of this Amendment executed and delivered by Agent, the Required Lenders and the Loan Parties, and the amendments to the Credit Agreement set forth in Section 2 above shall become operative upon the date on which each of the following conditions has been satisfied:

(a)    Agent shall have received evidence that the LSB Notes have been issued and a copy of the Indenture relating thereto, the terms of which shall be substantially consistent in all material respects with the description included in the Preliminary Offering Memorandum dated April 16, 2018 (the “POM”) except for such modifications as are materially adverse to the interests of the Agent and Lenders (it being understood that any decrease of the permitted amount of the Obligations in the LSB Notes or Indenture from the amount permitted in the POM shall be considered materially adverse to the interests of Agent and Lenders);

(b)    Agent shall have received a copy of the Intercreditor Agreement, in form and substance substantially consistent with the description included in the POM (or otherwise reasonably satisfactory to Agent), executed and delivered by Wilmington Trust, National Association and acknowledged by the Company and each of the other Loan Parties; and

(c)    No Default or Event of Default shall have occurred and be continuing.

6.    Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and the Lenders that:

(a)    after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b)    no Default or Event of Default has occurred and is continuing or will exist after this Amendment becomes effective; and

(c)    this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

7.    Miscellaneous.

(a)    Expenses. The Borrowers jointly and severally agree to pay, promptly after demand therefor is made by Agent, all reasonable and documented out-of-pocket costs and expenses of Agent (including reasonable attorneys’ fees of a single firm of counsel to Agent) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)    Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 13 of the Credit Agreement are expressly incorporated herein by reference.

(c)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

LSB INDUSTRIES, INC.

CHEMEX I CORP.

CHEROKEE NITROGEN LLC

EDC AG PRODUCTS COMPANY L.L.C.

EL DORADO AMMONIA L.L.C.

EL DORADO CHEMICAL COMPANY

El DORADO NITROGEN, L.L.C.

LSB CHEMICAL L.L.C.

PRYOR CHEMICAL COMPANY

TRISON CONSTRUCTION, INC.

By:	/s/ Kristy Carver

Name:	Kristy Carver

Title:	Vice President and Treasurer

AGENT AND LENDERS: WELLS FARGO CAPITAL FINANCE, LLC, as Agent

By:	/s/ Matt Mouledous

Name:	Matt Mouledous

Title:	VP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt Mouledous

Name:	Matt Mouledous

Title:	VP